UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 2016
(Date of earliest event reported)

JPMCC Commercial Mortgage Securities Trust 2016-JP4
(Central Index Key Number 0001689111)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Starwood Mortgage Funding VI LLC

(Central Index Key Number – 0001682518)

Benefit Street Partners CRE Finance LLC

(Central Index Key Number 0001632269)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-07	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 22, 2016, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMCC Commercial Mortgage Securities Trust 2016-JP4, Commercial Mortgage Pass-Through Certificates, Series 2016-JP4, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified as “Riverway” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Riverway Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8. The Mortgage Loan identified as “Moffett Gateway” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Moffett Gateway Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified as “Summit Mall” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Summit Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10. The Mortgage Loan identified as “North Hills Village” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the North Hills Village Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11. The Mortgage Loan identified as “Dick’s Sporting Goods Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Dick’s Sporting Goods Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Hilton Hawaiian Village” will be serviced and administered pursuant to a trust and servicing agreement, dated as of November 28, 2016 (the “Hilton USA Trust 2016-HHV TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator. An executed version of the Hilton USA Trust 2016-HHV TSA is attached hereto as Exhibit 4.2. In addition, the Hilton Hawaiian Village Mortgage Loan will be serviced and administered under the Hilton Hawaiian Village Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Fresno Fashion Fair Mall” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2016 (the “JPMDB 2016-C4 PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMDB 2016-C4 PSA is attached hereto as Exhibit 4.3. In addition, the Fresno Fashion Fair Mall Mortgage Loan will be serviced and administered under the Fresno Fashion Fair Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “9 West 57th Street” will be serviced and administered pursuant to a trust and servicing agreement, dated as of September 26, 2016 (the “JPMCC 2016-NINE TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator. An executed version of the JPMCC 2016-NINE TSA is attached hereto as Exhibit 4.4. In addition, the 9 West 57th Street Mortgage Loan will be serviced and administered under the 9 West 57th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Redwood MHC Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2016 (the “WFCM 2016-C37 PSA”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator. An executed version of the WFCM 2016-C37 PSA is attached hereto as Exhibit 4.5. In addition, the Redwood MHC Portfolio Mortgage Loan will be serviced and administered under the Redwood MHC Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “1140 Avenue of the Americas” will be serviced and administered pursuant to the WFCM 2016-C37 PSA. An executed version of the WFCM 2016-C37 PSA is attached hereto as Exhibit 4.5. In addition, the 1140 Avenue of the Americas Mortgage Loan will be serviced and administered under the 1140 Avenue of the Americas Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “80 Park Plaza” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2016 (the “CGCMT 2016-C3 PSA”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. An executed version of the CGCMT 2016-C3 PSA is attached hereto as Exhibit 4.6. In addition, the 80 Park Plaza Mortgage Loan will be serviced and administered under the 80 Park Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.18.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “Salesforce Tower” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2016 (the “JPMCC 2016-JP3 PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMCC 2016-JP3 PSA is attached hereto as Exhibit 4.7. In addition, the Salesforce Tower Mortgage Loan will be serviced and administered under the Salesforce Tower Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.19.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $869,194,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated December 5 2016, among the Registrant and JPMS, for itself and on behalf of Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On December 22, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $869,194,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,492,015.13, were approximately $917,021,179.66. Of the expenses paid by the Registrant, approximately $845,508.85 were paid directly to affiliates of the Registrant, $43,562.48 in the form of fees were paid to the Underwriters, $78,412.46 were paid to or for the Underwriters and $4,524,531.34 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On December 22, 2016, the Registrant sold the Class X-C, Class D, Class E, Class F, Class NR, Class R and Class Z Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $128,446,640 to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated December 5, 2016, by and between the Depositor and JPMS (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMCC Commercial Mortgage Securities Trust 2016-JP4 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 40 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 72 commercial and multifamily properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of December 22, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Starwood Mortgage Funding VI LLC (“SMF VI”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 22, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant, SMF VI and Starwood Mortgage Capital LLC (iii) from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 22, 2016 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant, BSP and Benefit Street Partners CRE Conduit Company, L.P. and (iv) from Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 22, 2016 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchaser, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated December 6, 2016 and as filed with the Securities and Exchange Commission on December 22, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated December 5, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the Hilton USA Trust 2016-HHV certificates, dated as of November 28, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the JPMDB 2016-C4 certificates, dated as of November 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement governing the issuance of the JPMCC 2016-NINE certificates, dated as of September 26, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.
Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the WFCM 2016-C37 certificates, dated as of December 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-C3 certificates, dated as of November 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP3 certificates, dated as of September 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of November 18, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of November 28, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as the Initial Note 2 Holder, Goldman Sachs Mortgage Company, as the Initial Note 3 Holder, Barclays Bank PLC, as the Initial Note 4 Holder, Morgan Stanley Bank, N.A., as the Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial Note 6 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of November 22, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial A-1-A Holder, JPMorgan Chase Bank, National Association, as the Initial A-1-B Holder, JPMorgan Chase Bank, National Association, as the Initial A-1-C Holder, Société Générale, as the Note A-2-A Holder, Société Générale, as the Note A-2-B Holder, Société Générale, as the Note A-2-C Holder, and Société Générale, as the Note A-2-D Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of September 26, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of November 22, 2016, by and among Ladder Capital Finance, LLC for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC, and Series TRS of Ladder Capital Finance I LLC, as the Note A-1 Holder, Ladder Capital Finance, LLC for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC, and Series TRS of Ladder Capital Finance I LLC, as the Note A-2 Holder, and Ladder Capital Finance, LLC for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC, and Series TRS of Ladder Capital Finance I LLC, as the Note A-3 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of September 29, 2016, by and among Ladder Capital Finance I LLC (and affiliated entities), as the Note A-1 Holder, Ladder Capital Finance I LLC (and affiliated entities), as the Note A-2 Holder, Ladder Capital Finance I LLC (and affiliated entities), as the Note A-3 Holder, and Ladder Capital Finance I LLC (and affiliated entities), as the Note A-4 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of October 26, 2016, by and among Citigroup Global Capital Markets Realty Corp., as the Note A-1 Holder, Ladder Capital Finance VI TRS LLC, as the Note A-2 Holder, Citigroup Global Capital Markets Realty Corp., as the Note A-3 Holder, Ladder Capital Finance VI TRS LLC, as the Note A-4A Holder, and Ladder Capital Finance VI TRS LLC, as the Note A-4B Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of September 30, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 22, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 22, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 6, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of December 22, 2016, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of December 22, 2016, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of December 22, 2016, between Benefit Street Partners CRE Finance LLC, as seller, Benefit Street Partners CRE Conduit Company, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of December 22, 2016, between Ladder Capital Finance, LLC, as seller, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2016	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated December 5, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement governing the issuance of the Hilton USA Trust 2016-HHV certificates, dated as of November 28, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the JPMDB 2016-C4 certificates, dated as of November 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.4	Trust and Servicing Agreement governing the issuance of the JPMCC 2016-NINE certificates, dated as of September 26, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.	(E)
4.5	Pooling and Servicing Agreement governing the issuance of the WFCM 2016-C37 certificates, dated as of December 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator.	(E)
4.6	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-C3 certificates, dated as of November 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement governing the issuance of the JPMCC 2016-JP3 certificates, dated as of September 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.8	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)

4.9	Co-Lender Agreement, dated as of November 18, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.	(E)
4.10	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.11	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.	(E)
4.12	Co-Lender Agreement, dated as of December 22, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.13	Co-Lender Agreement, dated as of November 28, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Deutsche Bank, AG, New York Branch, as the Initial Note 2 Holder, Goldman Sachs Mortgage Company, as the Initial Note 3 Holder, Barclays Bank PLC, as the Initial Note 4 Holder, Morgan Stanley Bank, N.A., as the Initial Note 5 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial Note 6 Holder.	(E)
4.14	Co-Lender Agreement, dated as of November 22, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial A-1-A Holder, JPMorgan Chase Bank, National Association, as the Initial A-1-B Holder, JPMorgan Chase Bank, National Association, as the Initial A-1-C Holder, Société Générale, as the Note A-2-A Holder, Société Générale, as the Note A-2-B Holder, Société Générale, as the Note A-2-C Holder, and Société Générale, as the Note A-2-D Holder.

4.15	Co-Lender Agreement, dated as of September 26, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A Holder, and JPMorgan Chase Bank, National Association, as the Initial Note B Holder.
4.16	Co-Lender Agreement, dated as of November 22, 2016, by and among Ladder Capital Finance, LLC for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC, and Series TRS of Ladder Capital Finance I LLC, as the Note A-1 Holder, Ladder Capital Finance, LLC for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC, and Series TRS of Ladder Capital Finance I LLC, as the Note A-2 Holder, and Ladder Capital Finance, LLC for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC, and Series TRS of Ladder Capital Finance I LLC, as the Note A-3 Holder.
4.17	Co-Lender Agreement, dated as of September 29, 2016, by and among Ladder Capital Finance I LLC (and affiliated entities), as the Note A-1 Holder, Ladder Capital Finance I LLC (and affiliated entities), as the Note A-2 Holder, Ladder Capital Finance I LLC (and affiliated entities), as the Note A-3 Holder, and Ladder Capital Finance I LLC (and affiliated entities), as the Note A-4 Holder.
4.18	Co-Lender Agreement, dated as of October 26, 2016, by and among Citigroup Global Capital Markets Realty Corp., as the Note A-1 Holder, Ladder Capital Finance VI TRS LLC, as the Note A-2 Holder, Citigroup Global Capital Markets Realty Corp., as the Note A-3 Holder, Ladder Capital Finance VI TRS LLC, as the Note A-4A Holder, and Ladder Capital Finance VI TRS LLC, as the Note A-4B Holder.
4.19	Co-Lender Agreement, dated as of September 30, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 22, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 22, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 6, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of December 22, 2016, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of December 22, 2016, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of December 22, 2016, between Benefit Street Partners CRE Finance LLC, as seller, Benefit Street Partners CRE Conduit Company, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of December 22, 2016, between Ladder Capital Finance, LLC, as seller, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)